                                                                 EXHIBIT 10.1


                      EARLY EXERCISE STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made by and between VALENCE TECHNOLOGY, INC., a Delaware corporation (the "Corporation"), and LEV M. DAWSON ("Purchaser").

                                 WITNESSETH:

     WHEREAS, Purchaser holds a nonstatutory stock option to purchase shares of common stock of the Corporation pursuant to the Corporation's 1990 Stock Option Plan (the "Plan") which Purchaser desires to exercise; and

     WHEREAS, Purchaser wishes to take advantage of the early exercise provision of his option and therefore to enter into this Agreement;

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

1. Purchaser hereby agrees to purchase from the Corporation, and the Corporation hereby agrees to sell to Purchaser, an aggregate of 660,494 shares of the common stock (the "Stock") of the Corporation, for an exercise price of $5.0625 per share (total exercise price: $3,343,750.88), payable as follows:

     Cash at Closing                           $0.00

     Promissory Note in the form
     of Exhibit E (the "Note")                 $3,343,750.88

     Total Exercise Price                      $3,343,750.88

     The closing hereunder shall occur at the offices of the Corporation on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

     At the closing, Purchaser shall deliver three (3) stock assignments in the form of Exhibit B, duly endorsed (with date and number of shares left blank), joint escrow instructions (the "Joint Escrow Instructions") in the form of Exhibit C, duly executed by Purchaser, and the total exercise price (including an executed Note in the form of Exhibit D and an executed pledge agreement in the form of Exhibit E (the "Pledge Agreement") under which all shares of the Stock acquired by Note as well as 842,650 shares of the Company's common stock previously owned by Purchaser (the "Additional Collateral") shall be pledged as collateral security for the payment of the indebtedness represented by the Note.

     At the closing or as soon thereafter as practicable, the Corporation shall deliver to the Escrow Agent (as defined in paragraph 6 below) share certificates for all of the Stock that is to be subject to the Purchase Option (as defined in paragraph 2 below), and shall deliver share certificates to Purchaser for all of the Stock, if any, that is not to be subject to the Purchase Option or the Pledge Agreement. The certificates for all of the Stock that is subject to the Pledge


                                     1.

Agreement but not the Purchase Option shall be retained by the Corporation as security pursuant to the Pledge Agreement.

2. The Stock to be purchased by Purchaser pursuant to this Agreement shall be subject to the following option ("Purchase Option"):

     (a) In the event that Purchaser shall cease to be an employee of the Corporation for any reason (including his death), or no reason, with or without cause, the Purchase Option may be exercised. The Corporation shall have the right at any time within the ninety (90) day period after Purchaser's termination of service with the Company and all Related Companies or such longer period as may be agreed to by the Company and Purchaser (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Internal Revenue Code) to purchase from Purchaser or his personal representative, as the case may be, at the price per share paid by Purchaser pursuant to this Agreement ("Option Price"), up to but not exceeding the number of shares of the Stock set forth on Exhibit A hereto which is incorporated herein by this reference.

     (b) In addition, and without limiting the foregoing Purchase Option, if at any time during the term of the Purchase Option, there occurs: (a) a dissolution or liquidation of the Corporation; (b) a merger or consolidation involving the Corporation in which the Corporation is not the surviving corporation; (c) a reverse merger in which the Corporation is the surviving corporation but the shares of the Corporation's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of other securities, cash or otherwise; or (d) any other capital reorganization in which more than fifty percent (50%) of the shares of the Corporation entitled to vote are exchanged, then:
(i) if there is no successor to the Corporation, the Corporation shall have the right to exercise its Purchase Option as to all or any portion of the Stock then subject to the Purchase Option set forth above to the same extent as if Purchaser's employment by the Corporation had ceased on the date preceding the date of consummation of said event or transaction or (ii) the Purchase Option may be assigned to any successor of the Corporation, and the Purchase Option shall apply if Purchaser shall cease for any reason to be an employee of such successor on the same basis as set forth above. In that case, references herein to the "Corporation" shall be deemed to refer to such successor.

     (c) The Corporation shall be entitled to pay for any shares purchased pursuant to its Purchase Option at the Corporation's option in cash, by offset against any indebtedness owing to the Corporation by Purchaser including without limitation any Note given in payment for the Stock, or a combination of both.

     (d) As used herein, employment with the Corporation shall include employment with an affiliate of the Corporation. Additionally, as used herein, references to employee, employment and similar terms shall be deemed to include the performance of services as a consultant or director, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

     (e) This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Purchaser to


                                     2.

continue in the employ of the Corporation, or of the Corporation to continue Purchaser in the employ of the Corporation.

3. The Purchase Option may be exercised by giving written notice of exercise delivered or mailed as provided in paragraph 13. Upon providing of such notice and payment or tender of the purchase price, the Corporation shall become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.

4. If from time to time during the term of the Purchase Option there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Corporation, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of Stock will be immediately subject to the Purchase Option and be included in the word "Stock" for all purposes of the Purchase Option with the same force and effect as the shares of Stock then subject to the Purchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Stock upon exercise of the Purchase Option shall be appropriately adjusted.

5. All certificates representing any shares of Stock of the Corporation subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form:

     (a) "The shares represented by this certificate are subject to an option set forth in an agreement between the corporation and the registered holder, or his predecessor in interest, a copy of which is on file at the principal office of this corporation. Any transfer or attempted transfer of any shares subject to such option is void without the prior express written consent of the issuer of these shares."

     (b)  Any legend required to be placed thereon by applicable laws.

6. As security for his faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Purchase Option herein provided for, Purchaser agrees, at the closing hereunder (or as soon thereafter as practicable), to deliver (or have the Corporation deliver on the Purchaser's behalf) to and deposit with Cooley Godward LLP ("Escrow Agent"), as Escrow Agent in this transaction, three (3) stock assignments duly endorsed (with date and number of shares left blank) in the form attached hereto as Exhibit B, together with a certificate or certificates evidencing all of the Stock subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Corporation and Purchaser set forth in Exhibit C attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable). The Stock and the Additional Collateral are also subject to the Pledge Agreement, and possession of the certificates and stock assignments by the Escrow Agent shall also constitute possession by the Corporation of such instruments pursuant to the Pledge Agreement.

                                     3.

7. Purchaser shall not sell or transfer any of the Stock subject to the Purchase Option or any interest therein or any of the Additional Collateral or any interest therein so long as such Stock or such Additional Collateral are subject to the Purchase Option or the Pledge Agreement.

8. The Corporation shall not be required (i) to transfer on its books any shares of Stock of the Corporation which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

9. Subject to the provisions of paragraphs 7 and 8 above, Purchaser (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Corporation with respect to the Stock.

10. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

11. Purchaser acknowledges that this Agreement has been prepared on behalf of the Cooley Godward LLP, counsel to the Company and that Cooley Godward LLP does not represent, and is not acting on behalf of, Purchaser. Purchaser has been provided with an opportunity to consult with his own counsel with respect to this Agreement.

12. With the exceptions of the limitations and conditions set forth in this Agreement and the documents referred to this Agreement, including without limitation all attachments and exhibits hereto, and the nonstatutory stock option agreement between the Corporation and the Purchaser, and applicable securities laws, the Corporation represents that the Stock, when issued, will be duly authorized, validly issued, fully paid and non-assessable, free and clear from any security interests, liens, claims, pledge agreements, limitations on voting rights, charges or other encumbrances of any nature whatsoever.

13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by five (5) days' advance written notice to the other party hereto.

14. This Agreement shall bind and inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser, his heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Purchase Option of the Corporation hereunder shall be assignable by the Corporation at any time or from time to time, in whole or in part.

15. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.


                                     4.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 5th day of March, 1998.


                                       VALENCE TECHNOLOGY, INC.

                                       By:  /s/ David Archibald
                                           -------------------------------

                                       Title:  CFO
                                              ----------------------------

                                       Address:  301 Conestoga Way
                                                 Henderson, NV  89015


                                       PURCHASER

                                       Signature:  /s/ Lev M. Dawson
                                                  ------------------------

                                       Print Name:  Lev M. Dawson
                                                   -----------------------


                                       Address:  301 Conestoga Way
                                                 Henderson, NV  89015


ATTACHMENTS:

Exhibit A     Vesting Schedule
Exhibit B     Assignment Separate from Certificate
Exhibit C     Joint Escrow Instructions
Exhibit D     Promissory Note
Exhibit E     Pledge Agreement


                                     5.

                                   EXHIBIT A
                                VESTING SCHEDULE


                                                      NUMBER OF SHARES
IF CESSATION OF EMPLOYMENT OR SERVICE                 SUBJECT TO
AS A DIRECTOR OR CONSULTANT OCCURS:                   PURCHASE OPTION:

     Before March 31, 1998                            660,494 shares

     After March 30, 1998
       but before June 30, 1998                       549,287 shares

     After June 29, 1998
       but before September 30, 1998                  438,080 shares

     After September 29, 1998
       but before December 31, 1998                   326,873 shares

     After December 30, 1998
       but before March 31, 1999                      215,667 shares

     After March 30, 1999
       but before June 30, 1999                       107,833 shares

          After June 29, 1999                               0 shares

                                   EXHIBIT B

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Early Exercise Stock Purchase Agreement between the undersigned and VALENCE TECHNOLOGY, INC., a Delaware corporation (the "Company"), dated as of ___________, 1998 (the "Agreement"), ____________ hereby sells, assigns and transfers unto the Company ______________ (___________) shares of common stock of the Company, standing in the undersigned's name on the books of the Company represented by Certificate No. ____________ herewith, and does hereby irrevocably constitute and appoint ______________ attorney to transfer the said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company's Purchase Option under the Agreement.

Dated: ___________________

                                       /s/ Lev M. Dawson
                                       -------------------------------------
                                       [Signature]

                                       Lev M. Dawson
                                       -------------------------------------

                                       [Print Name]


[INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this Assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.]

                                     EXHIBIT C

                             JOINT ESCROW INSTRUCTIONS

                             JOINT ESCROW INSTRUCTIONS

COOLEY GODWARD LLP
Five Palo Alto Square
3000 El Camino Real
Palo Alto, CA  94306-2155
Attn:  Andrei M. Manoliu


Dear Sir:

     As Escrow Agent for both VALENCE TECHNOLOGY, INC., a Delaware corporation ("Corporation"), and the undersigned purchaser of stock of the Corporation ("Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement ("Agreement"), dated March 5 1998, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

1. In the event the Corporation or an assignee shall elect to exercise the Purchase Option set forth in the Agreement, the Corporation or its assignee will give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Corporation. Purchaser and the Corporation hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Corporation against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

3. Purchaser irrevocably authorizes the Corporation to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

4. This escrow shall terminate upon expiration or exercise in full of the Purchase Option, whichever occurs first. Shares of stock held by you for which the Purchase Option has lapsed as set forth in the Agreement and the schedule set forth in Exhibit A of the Agreement shall be released hereunder and delivered to the Purchaser upon request of the Purchaser, PROVIDED, HOWEVER, that if at the time of such request you are advised by the Corporation that all or part of the shares over which the Purchase Option has lapsed are the subject of a pledge or other security agreement, you shall deliver all or part, as applicable, of such shares to the pledgeholder or other person designated by the Corporation, with delivery of any shares which are not subject to a pledge or other security agreement to the Purchaser. Upon such delivery to Purchaser or the pledgeholder or other person designated by the Corporation, you shall be discharged of all further obligations hereunder with respect to such shares.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; PROVIDED, HOWEVER, that if at the time of termination of this escrow you are advised by the Corporation that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Corporation.

6. Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall resign by written notice to each party. In the event of any such termination, the Corporation may appoint any officer or assistant officer of the Corporation as successor Escrow Agent and Purchaser hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

14. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto:

     CORPORATION:   VALENCE TECHNOLOGY, INC.
                    301 Conestoga Way
                    Henderson, NV  89015

     PURCHASER:     LEV M. DAWSON
                    301 Conestoga Way
                    Henderson, NV  89015

     ESCROW AGENT:  COOLEY GODWARD LLP
                    Five Palo Alto Square
                    3000 El Camino Real
                    Palo Alto, CA  94306-2155

15. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

16. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder. You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Corporation shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Corporation may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

18. This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of California, as such laws are applied by California courts to contracts made and to be performed entirely in California by residents of that state.

                                     Very truly yours,

                                     VALENCE TECHNOLOGY, INC.

                        Signature:   /s/ David Archibald
                                     ------------------------------------
                        Print Name:  David Archibald
                                     ------------------------------------
                        Title:       CFO
                                     ------------------------------------


                                     PURCHASER:

                                     /s/ Lev M. Dawson
                                     ------------------------------------
                                     LEV M. DAWSON


ESCROW AGENT:


COOLEY GODWARD LLP

By: /s/ Deborah A. Marshall
    --------------------------
Name: Deborah A. Marshall
      ------------------------

                                   EXHIBIT D

                                PROMISSORY NOTE

                         NON-RECOURSE PROMISSORY NOTE


$3,343,750.88                                                Henderson, Nevada
                                                                 March 5, 1998

     FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of VALENCE TECHNOLOGY, INC., a Delaware corporation (the "Company"), at 301 Conestoga Way, Henderson, Nevada, 89015, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of $3,343,750.88 together with interest accrued from the date hereof on the unpaid principal at the rate of 5.69% per annum, or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

          PRINCIPAL REPAYMENT. The outstanding principal amount hereunder shall be due and payable in full on September 5, 2005.

          INTEREST PAYMENTS. Interest shall be payable annually in arrears and shall be calculated on the basis of a 360-day year for the actual number of days elapsed;

PROVIDED, HOWEVER, that in the event that the undersigned's employment by and all relationships as a director or consultant with the Company or an Affiliate of the Company (as defined in the Company's 1990 Stock Option Plan) are terminated for any reason prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal and interest shall become due and payable within six months following such termination.

     If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

     This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

     This is a non-recourse note. The full amount of this Note is secured solely by a pledge of shares of Common Stock of the Company, and is subject to all of the terms and provisions of the Stock Pledge Agreement of even date herewith between the undersigned and the Company. The Company shall have recourse only to the "collateral" as such term is defined in the Stock Pledge Agreement and not to any other assets or properties, tangible or intangible of the undersigned and the undersigned shall have no personal liability for amounts due under this Note.


                                     1.

     The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

     The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

     The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, subject to the non-recourse provisions of this Note, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

     This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.


                                       Signed  /s/ Lev M. Dawson
                                              ---------------------------
                                                   LEV M. DAWSON


                                     2.

                                  EXHIBIT E

                               PLEDGE AGREEMENT

                            STOCK PLEDGE AGREEMENT

1. As collateral security for the payment of those certain $3,343,750.88 and $1,518,750.00 non-recourse promissory notes (the "Notes") issued this date to VALENCE TECHNOLOGY, INC., a Delaware corporation ("Pledgee"), by the undersigned (hereinafter called "indebtedness"), the undersigned hereby assigns, transfers to and pledges with the Pledgee the securities listed on
Schedule 1 hereto which were this day delivered to be deposited with Pledgee, together with any stock rights, rights to subscribe, dividends paid in cash or other property in connection with the complete or partial liquidation of Pledgee, stock dividends, dividends paid in stock, new securities or other property except cash dividends other than liquidating dividends to which the undersigned is or may hereafter become entitled to receive on account of such property, and in the event that the undersigned receives any such, the undersigned will immediately deliver it to Pledgee to be held by Pledgee hereunder in the same manner as the property originally pledged hereunder. All such certificates or instruments shall be accompanied by appropriate duly executed instruments of transfer or assignment (including, without limitation, stock powers) in blank, all in form attached hereto as Exhibit A. The 660,494 and the 300,000 shares of the Company's common stock purchased by the undersigned pursuant to those certain Early Exercise Stock Purchase Agreements by and between the Pledgee and the undersigned of even date herewith and herewith assigned, transferred to and pledged with Pledgee under this paragraph are hereinafter called "initial collateral." The 842,650 shares of the Company's common stock previously held by the undersigned and herewith assigned, transferred to and pledged with Pledgee under this paragraph are hereinafter call "additional collateral." All property (together the initial collateral and the additional collateral) assigned, transferred to and pledged with Pledgee under this paragraph is hereinafter called "collateral."

2. At any time, without notice, and at the expense of the undersigned, Pledgee in its name or in the name of its nominee or of the undersigned may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said collateral; (2) enter into any extension, reorganization, deposit, merger, or consolidation agreement, or any agreement in any way relating to or affecting the collateral, and in connection therewith may deposit or surrender control of such collateral thereunder, accept other property in exchange for such collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (3) insure, process and preserve the collateral; (4) cause the collateral to be transferred to its name or to the name of its nominee; (5) exercise as to such collateral all the rights, powers, and remedies of an owner, except that so long as the indebtedness is not in default the undersigned shall retain all voting rights as to the collateral.

3. The undersigned agrees to pay prior to delinquency all taxes, charges, liens and assessments against the collateral, and upon the failure of the undersigned to do so Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

4. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Pledgee in exercising any right, power or remedy conferred by this agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to Pledgee by the undersigned immediately and without demand.

5. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of the undersigned shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (1) failure to keep or perform any of the terms or provisions of this agreement; (2) default in the payment of principal or interest when due; (3) the levy of any attachment, execution or other process against the collateral; or (4) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11, United States Code, Bankruptcy, of, by, or against the undersigned.

6. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; PROVIDED, HOWEVER, that if such disposition is at private sale, then the purchase price of the collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the collateral exists, then, in recognition of the fact that the sale of the collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and the undersigned hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and the undersigned or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by the undersigned within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all collateral so sold and hold the same thereafter in its own right free from any claim of the undersigned or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

7. The proceeds of the sale of any of the collateral and all sums received or collected by Pledgee from or on account of such collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall pay any balance to the undersigned.

8. Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Pledgee as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the indebtedness secured hereunder.

9. Pledgee may at any time deliver the collateral or any part thereof to the undersigned and the receipt of the undersigned shall be a complete and full acquittance for the collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

10. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred Pledgee shall retain all rights and powers hereby given.

11. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of the undersigned may have ceased.

12. Pledgee agrees that so long as the indebtedness is not in default, shares of Pledgee's common stock held hereunder as collateral for the indebtedness may be released at the request of the undersigned from pledge as the indebtedness is paid. Other than as agreed to by the undersigned and Pledgee, such releases shall be the largest number of shares of Pledgee's common stock such that the shares constituting the additional collateral shall have a value equal to or greater than the remaining amount of principal indebtedness and such that the shares constituting the initial collateral shall have a value equal to or greater than fifty percent (50%) of the remaining amount of principal indebtedness. Release from pledge, however, shall not result in release from the provisions of those certain Joint Escrow Instructions, of even date herewith, among the parties to this Pledge Agreement and the Escrow Agent named therein or from the Purchase Option of Pledgee, set forth in the Early Exercise Stock Purchase Agreements, of even date herewith, between the parties to this Pledge Agreement.

13. Notwithstanding anything to the contrary contained herein or in the Notes, Pledgee agrees that the indebtedness is non-recourse as to the undersigned (and the undersigned's assets other than the collateral) and that it shall not seek any personal judgment against the undersigned with respect to the indebtedness and shall look only to the collateral pledged hereunder, provided however, that the foregoing shall not in any way limit, impair or otherwise affect any rights Pledgee may have to proceed against the undersigned for intentional and willful fraud or misrepresentations on the part of or by the undersigned.

14. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

     Dated: March 5, 1998

                                      /s/ Lev M. Dawson
                                      ---------------------------------------
                                      LEV M. DAWSON

ATTACHMENT:

Schedule 1
Exhibit A

                                 SCHEDULE 1
                                     TO
                              PLEDGE AGREEMENT

                                  SCHEDULE I


     Attached to and forming a part of that certain Pledge Agreement ("PLEDGE AGREEMENT") dated as of March 5, 1998, executed by LEV M. DAWSON in favor of VALENCE TECHNOLOGY, INC. ("PLEDGEE").

--------------------------------------------------------------------------------------------------
     STOCK ISSUER        CLASS OF STOCK      TYPE OF        STOCK CERTIFICATE     NUMBER OF SHARES
                                            COLLATERAL           NUMBERS
--------------------------------------------------------------------------------------------------
Valence Technology, Inc.     Common          Initial                                   960,494
--------------------------------------------------------------------------------------------------
Valence Technology, Inc.     Common         Additional                                 842,650
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                  Total              1,803,144
--------------------------------------------------------------------------------------------------

                                     EXHIBIT A

                     STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

                     STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Stock Pledge Agreement (the "Stock Pledge Agreement") between the undersigned and VALENCE TECHNOLOGY, INC., a Delaware corporation (the "Company"), dated as of ___________, 1998 (the "Agreement"), ___________ hereby sells, assigns and transfers unto the Company ___________ (________) shares of common stock of the Company, standing in the undersigned's name on the books of the Company represented by Certificate No. ___________ herewith, and does hereby irrevocably constitute and appoint _____________ attorney to transfer the said stock on the books of the Company with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Stock Pledge Agreement, in connection with the shares of Common Stock pledge by the undersigned pursuant to the Stock Pledge Agreement, and only to the extent that such shares remain subject to the Conditions of the Stock Pledge Agreement.

Dated: _________________

                                       /s/ Lev M. Dawson
                                       -----------------------------------
                                       [Signature]

                                       Lev M. Dawson
                                       -----------------------------------
                                       [Print Name]


[INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this Assignment is to enable the Company to exercise its rights as set forth in the Stock Pledge Agreement without requiring additional signatures on the part of Purchaser.]